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EXHIBIT 10.37

AMENDMENT NO. 1
TO INTERCONNECTION AGREEMENT
BY AND BETWEEN
SOUTHWESTERN BELL TELEPHONE COMPANY
AND
BIRCH TELECOM OF OKLAHOMA, INC.

    The Interconnection Agreement ("the Agreement") by and between Southwestern Bell Telephone Company ("TELCO") and Birch Telecom of Oklahoma, Inc. ("CLEC") is hereby amended as follows:

      (1) Addition of Appendix Oklahoma Alternative Regulation Transition Plan

      (2) Table of Contents modified to add additional Appendix

      (3) This Amendment shall not modify or extend the Effective Date or Term of the underlying Agreement, but rather, contains a termination date specific to the Appendix Oklahoma Alternative Regulation Transition Plan adopted into the Interconnection Agreement which may or may not be coterminous with the underlying Agreement.

      (4) EXCEPT AS MODIFIED HEREIN, ALL OTHER TERMS AND CONDITIONS OF THE UNDERLYING AGREEMENT SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT, and such terms are hereby incorporated by reference and the Parties hereby reaffirm the terms and provisions thereof.

      (5) This Amendment shall be filed with and is subject to approval by the Oklahoma Corporations Commission and shall become effective upon approval of the Commission.

    IN WITNESS WHEREOF, this Amendment to the Agreement was exchanged in triplicate on this 15th day of June, 2000, by TELCO, signing by and through its duly authorized representative, and CLEC, signing by and through its duly authorized representative.

BIRCH TELECOM OF OKLAHOMA, INC.		SOUTHWESTERN BELL TELEPHONE COMPANY
By: SBC Telecommunications, Inc.,
Its authorized agent
By:	/s/ RINA HARTLINE	By:	/s/ WILLENA D. SLOCUM
Title:	Director State Regulation	Title:	President—Industry Markets
Name:	Rina Hartline (Print or Type)	Name:	Willena D. Slocum (Print or Type)

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EXHIBIT 10.37
AMENDMENT NO. 1 TO INTERCONNECTION AGREEMENT BY AND BETWEEN SOUTHWESTERN BELL TELEPHONE COMPANY AND BIRCH TELECOM OF OKLAHOMA, INC.